Supplement dated February 18, 2026
to the following statutory prospectus(es):
BOA IV, BOA America's VISION Annuity, BOA America's FUTURE Annuity II, Nationwide Destination All American Gold, Compass All American Gold, Key All American Gold, M&T All American Gold, Wells Fargo Gold Variable Annuity, BOA Achiever Annuity, BOA Future Venue Annuity, Nationwide Heritage Annuity, Nationwide Destination C, BOA Elite Venue Annuity, Nationwide Destination B, Nationwide Destination L, Nationwide Destination EV (2.0), Nationwide Destination EV NY (2.0), Nationwide Destination B (2.0), Nationwide Destination B NY (2.0), Nationwide Destination L (2.0), Nationwide Destination L NY (2.0), Nationwide Destination Navigator (2.0), Nationwide Destination Navigator NY (2.0), Nationwide Destination All American Gold (2.0), Nationwide Destination All American Gold NY (2.0), Nationwide Destination Architect 2.0, BOA All American Annuity, M&T All American, BOA America's Future Annuity, BOA V, Nationwide Advisory Retirement Income Annuity and Nationwide Advisory Retirement Income Annuity - New York prospectus dated May 1, 2025
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
1.
Effective April 10, 2026, the following Investment Portfolio is no longer available to receive transfers or new purchase payments.
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PIMCO Variable Insurance Trust - International Bond Portfolio (Unhedged): Advisor Class
2.
The Board of Trustees (the "Board") of PIMCO Variable Insurance Trust, the Board approved the liquidation (the "Liquidation") pursuant to which PIMCO Variable Insurance Trust - International Bond Portfolio (Unhedged): Advisor Class will be liquidated. The liquidation is expected to occur on or about April 28, 2026 (the "Liquidation Date").
In anticipation of the Liquidation, the following changes apply to the contract:
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From the date of this supplement until the Liquidation Date, investors with allocations in the Fund may transfer allocations to any other available investment option. During this period, any transfers from the Fund will not be treated as a transfer for purposes of transfer limitations that would otherwise be applicable.
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On the Liquidation Date, any remaining assets of the Fund will be transferred to Nationwide Variable Insurance Trust - NVIT Government Money Market Fund: Class I.
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After the Liquidation Date, any and all references to the Fund are deleted.
PROS-1142